SCHEDULE OF OPERATING LEASE ROU ASSETS AND LEASE LIABILITIES (Details) - USD ($)	Mar. 31, 2026	Mar. 31, 2025
Right-of-use Rou Assets And Lease Payable
Operating lease right-of-use assets	$ 1,412,651	$ 443,791
Less : Accumulated amortization	(440,451)	(301,266)
Right-of-use asset, net	972,200	142,525
Lease liabilities
Current portion	462,490	144,747
Non-current portion	527,751	981
Total	$ 990,241	$ 145,728